                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: November 9, 1998
(Date of earliest event reported)

Commission File No. 333-57473


NATIONSLINK FUNDING CORPORATION (as depositor under Pooling and Servicing Agreement relating to the NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-2)


                        NATIONSLINK FUNDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                                      56-1950039
--------------------------------------------------------------------------------
(State of Incorporation)                   (I.R.S. Employer Identification No.)

NationsBank Corporate Center, 100 North Tryon Street, Charlotte, NC      28255
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



                                 (704) 386-2400
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code

ITEM 5.   OTHER EVENTS

               Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by NationsBanc Montgomery Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits



    Item 601(a)
    of Regulation S-K

    Exhibit No.                 Description
    ------------------          -----------

         (99)                 Computational Materials prepared
                              by NationsBanc Montgomery Securities
                              LLC in connection with NationsLink
                              Funding Corporation, Commercial
                              Mortgage Pass-Through Certificates,
                              Series 1998-2

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NATIONSLINK FUNDING CORPORATION



November 9, 1998

                                              By: /s/ James E. Naumann
                                                  --------------------------
                                                  Name: James E. Naumann
                                                  Title: Senior Vice President

                               INDEX TO EXHIBITS
                               -----------------

                                                                Paper (P) or
Exhibit No.            Description                              Electronic (E)
-----------            -----------                              --------------
   (99)                Computational Materials prepared                P
                       by NationsBanc Montgomery Securities
                       LLC in connection with NationsLink
                       Funding Corporation, Commercial
                       Mortgage Pass-Through Certificates,
                       Series 1998-2